UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): April 23, 2010

PRIMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3120 Breckenridge Blvd.

Duluth, Georgia 30099

(Address of Principal Executive Offices)

(770) 381-1000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Election of Directors

On April 23, 2010, the Board of Directors increased the size of the Board to seven members and elected P. George Benson, Ph.D., as a member of the Board of Directors of Primerica, Inc. (“Primerica”) for a term expiring at Primerica’s 2013 annual meeting of stockholders. Mr. Benson was also appointed to the Audit Committee and the Compensation Committee of the Board of Directors.

Mr. Benson, age 63, has been the President of the College of Charleston in Charleston, South Carolina since February 2007. From June 1998 until January 2007, he was Dean of the Terry College of Business at the University of Georgia. From July 1993 to June 1998, Mr. Benson served as Dean of the Rutgers Business School at Rutgers University and, prior to that, Mr. Benson was on the faculty of the Carlson School of Management at the University of Minnesota from 1977 to 1993, where he served as Director of the Operations Management Center from 1992 to 1993 and head of the Decision Sciences Area from 1983 to 1988. Mr. Benson currently serves on the Board of Directors for the Foundation for the Malcolm Baldrige National Quality Award, was Chairman of the Board of Overseers for the Baldrige Award Program from 2004 to 2007 and was a national judge for the Baldrige Award from 1997 to 2000. He also serves as a member of the boards of directors of AGCO Corporation, Crawford & Company and Nutrition 21, Inc., as well as the National Bank of South Carolina.

In connection with his election, Mr. Benson was awarded 2,492 shares of Primerica restricted stock under Primerica’s Omnibus Incentive Plan, which shares vest in three equal installments on each anniversary of the grant date. Mr. Benson also will be entitled to receive the director compensation described in Primerica’s Registration Statement on Form S-1, initially filed with the Securities and Exchange Commission on November 5, 2009, as last amended on March 31, 2010, in connection with Primerica’s initial public offering (the “Registration Statement”). In addition, Primerica has entered into an indemnification agreement with Mr. Benson pursuant to which Primerica is required to indemnify Mr. Benson against certain liabilities which may arise by reason of his status or service as a director and to advance to him expenses, subject to reimbursement if it is determined that he is not entitled to indemnification. The form of such indemnification agreement has been filed as an exhibit to the Registration Statement.

A copy of a press release dated April 26, 2010 announcing Mr. Benson’s election to the Board of Directors is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated April 26, 2010 – Primerica’s Board of Directors Elects P. George Benson as a Board Member

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2010	PRIMERICA, INC.

/s/ Peter W. Schneider
Peter W. Schneider
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 26, 2010 – Primerica’s Board of Directors Elects P. George Benson as a Board Member

4